Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
15.	COMMITMENTS AND CONTINGENCIES

Commitments

The current portion of bank loans outstanding as of June 30, 2025 and December 31, 2024 carried a weighted average interest rate of approximately 5.00% and 5.00% per annum, respectively.

Contingencies

In the ordinary course of business, the Group may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Group records contingent liabilities resulting from such claims, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable. In the opinion of management, there were no material pending or threatened claims and litigation as of the issuance date of these unaudited condensed consolidated financial statements.